FIDELITY® VARIABLE INSURANCE PRODUCTS

CONTRAFUND® PORTFOLIO, EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO,
and OVERSEAS PORTFOLIO

Funds of Variable Insurance Products Fund and Variable Insurance Products Fund II

Initial Class R, Service Class R, and Service Class 2 R

STATEMENT OF ADDITIONAL INFORMATION

April 21, 2002

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated April 21, 2002, or an annual report, please call Fidelity at 1-888-622-3175.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Canada	<Click Here>
Special Considerations Regarding Europe	<Click Here>
Special Considerations Regarding Japan	<Click Here>
Special Considerations Regarding Asia Pacific Region (ex Japan)	<Click Here>
Special Considerations Regarding Latin America	<Click Here>
Special Considerations Regarding Russia	<Click Here>
Special Considerations Regarding Africa	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

VIPIS2R-ptb-0402
1.769117.100

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of VIP Contrafund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations for the fund are not fundamental and may be changed, as regulatory agencies permit, without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of VIP Equity-Income

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations for the fund are not fundamental and may be changed, as regulatory agencies permit, without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(vii) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of VIP Growth

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations for the fund are not fundamental and may be changed, as regulatory agencies permit, without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(vii) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of VIP Overseas

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations for the fund are not fundamental and may be changed, as regulatory agencies permit, without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money up to 15% of the fund's net assets to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM  Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Dow Jones Euro Stoxx 50 (ESTOXX 50) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the S&P ASX 200 Index (ASX 200) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Limitations on Futures and Options Transactions. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's® (S&P®), or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

Currency. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.

SPECIAL CONSIDERATIONS REGARDING EUROPE

On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union (EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. On June 19, 2000, Greece's application for membership in the EMU was accepted by the EU Council of Ministers. This action expanded the number of members of the EU's single currency area from eleven to twelve, effective January 1, 2001.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. In September 2000, Danish voters rejected membership in the single European currency. The result of this vote has likely set back the plans of the Prime Ministers of Sweden and The United Kingdom to place a similar referendum on euro membership before their voters. Similarly, the Danish vote has been seen as giving a boost to the growing numbers of citizens of euro-zone countries who have grown disaffected with the weakened currency.

Political. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.

At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.

In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro risk being left farther behind.

Foreign Trade. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.

Currency. Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. This has been the case in 1999, 2000, and the first ten months of 2001, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past four years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.

Currency. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.

Natural Disasters. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the populace and industry of the countries in that region.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.

Political. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed.

Social Unrest. While recent reforms have begun to improve living conditions of many of the region's populations, Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have been slow to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.

Economic. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.

Foreign Trade. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.

Currency. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.

Sovereign Debt. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.

Natural Resources Dependency. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.

Natural Disasters. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy. More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.

Financial Reporting Standards. Local rules governing local financial reporting have become more strict in recent years and many companies have gained listing on the NYSE or National Association of Securities Dealers Automatic Quotation System (NASDAQ) which requires compliance with U.S. reporting standards. Nevertheless, rules for disclosing financial information by companies listed on local exchanges are less stringent than those of the U.S., which increases the difficulty of accessing reliable and viable information.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.

Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.

Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

SPECIAL CONSIDERATIONS REGARDING AFRICA

Africa is a highly diverse and politically unstable continent of over 50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.

Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.

Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 2,041 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets.

During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problem in all of the countries in the region is the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.

South Africa. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 20th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for a fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR placed trades with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended December 31, 2001 and 2000, the portfolio turnover rates for each fund are presented in the table below.

Turnover Rates	2001	2000
VIP Contrafund	140%	177%
VIP Equity-Income	24%	22%
VIP Growth	105%	103%
VIP Overseas	98%	136%

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following tables show the brokerage commissions paid by each fund. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

The following table shows the total amount of brokerage commissions paid by each fund.

Fund	Fiscal Year Ended	Total Amount Paid
VIP Contrafund	December 31
2001		$ 18,757,971
2000		$ 18,774,588
1999		$ 15,840,679
VIP Equity-Income	December 31
2001		$ 5,785,621
2000		$ 5,705,616
1999		$ 6,208,570
VIP Growth	December 31
2001		$ 26,241,915
2000		$ 17,311,815
1999		$ 13,556,145
VIP Overseas	December 31
2001		$ 5,192,950
2000		$ 9,646,449
1999		$ 4,933,697

The first table below shows the total amount of brokerage commissions paid by each fund to NFS, NFSC , FBSJ, and REDIBook, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFS, FBSJ, and REDIBook for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 2001. NFS, NFSC, FBSJ, and REDIBook are paid on a commission basis.

Total Amount Paid
Fund	Fiscal Year Ended	To NFS	To NFSC	To FBSJ	To REDIBook
VIP Contrafund	December 31
2001		$ 775,124	--	$ 13,841	$ 195
2000		$ 253,416	$ 482,901	$ 27,657	$ 12,937
1999		--	$ 1,027,934	$ 9,208	--
VIP Equity-Income	December 31
2001		$ 182,226	--	$ 921	$ 0
2000		$ 81,424	$ 161,561	$ 3,365	$ 160
1999		--	$ 357,904	$ 0	--
VIP Growth	December 31
2001		$ 1,025,296	--	$ 3,825	$ 406
2000		$ 455,677	$ 499,635	$ 31,039	$ 20,569
1999		--	$ 1,077,716	$ 16,697	--
VIP Overseas	December 31
2001		$ 12,071	--	$ 0	$ 0
2000		$ 6,147	$ 20,905	$ 0	$ 0
1999		--	$ 825	$ 184	--
Fund	Fiscal Year Ended 2001	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS	% of Aggregate Commissions Paid to FBSJ	% of Aggregate Dollar Amount of Transactions Effected through FBSJ	% of Aggregate Commissions Paid to REDIBook	% of Aggregate Dollar Amount of Transactions Effected through REDIBook
VIP Contrafund(dagger)	December 31	4.13%	8.43%	0.07%	0.16%	0.00%	0.00%
VIP Equity-Income(dagger)	December 31	3.15%	6.53%	0.02%	0.05%	0.00%	0.00%
VIP Growth(dagger)	December 31	3.91%	9.01%	0.01%	0.03%	0.00%	0.00%
VIP Overseas	December 31	0.23%	0.44%	0.00%	0.00%	0.00%	0.00%

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2001.

Fund	Fiscal Year Ended 2001	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
VIP Contrafund	December 31	$ 17,746,405	$ 15,062,216,098
VIP Equity-Income	December 31	$ 5,542,087	$ 3,754,273,756
VIP Growth	December 31	$ 25,186,453	$ 18,487,515,264
VIP Overseas	December 31	$ 4,184,006	$ 2,784,214,328

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's net asset value per share (NAV) is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price, yield, if applicable, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect a class's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may or may not include the effect of a class's short-term trading fee. Excluding a class's short-term trading fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

Moving Averages. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. The following tables show each class's returns for the fiscal periods ended December 31, 2001.

Returns and yields, if applicable, for Initial Class R and Service Class R of VIP Overseas and Service Class 2 R of each fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product. Returns and yields, if applicable, for Initial Class R and Service Class R of VIP Overseas and Service Class 2 R of each fund would be lower if the effect of those sales charges and expenses were included.

Service Class R and Service Class 2 R have a 12b-1 fee of 0.10% and 0.25%, respectively, which is included in the yield, if applicable, and average annual and cumulative returns.

	Average Annual Returns[1]
Fund	One Year	Five Years	Ten Years/ Life of Fund
VIP Contrafund
Service Class 2 R	-12.47%	10.30%	15.64%*
VIP Equity-Income
Service Class 2 R	-5.23%	9.24%	13.52%
VIP Growth
Service Class 2 R	-17.87%	11.49%	13.31%
VIP Overseas
Initial Class R	-21.21%	2.73%	5.89%
Service Class R	-21.27%	2.64%	5.85%
Service Class 2 R	-21.20%	2.63%	5.84%

* From January 3, 1995 (commencement of operations).

1 Initial Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Initial Class R returns are those of Initial Class.

Service Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through November 3, 1997 are those of Service Class. Service Class R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class R's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

Service Class 2 R of each of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

	Cumulative Returns[1]
Fund	One Year	Five Years	Ten Years/ Life of Fund
VIP Contrafund - Service Class 2 R	-12.47%	63.23%	176.46%*
VIP Equity-Income - Service Class 2 R	-5.23%	55.54%	255.49%
VIP Growth - Service Class 2 R	-17.87%	72.27%	248.98%
VIP Overseas - Initial Class R	-21.21%	14.40%	77.20%
VIP Overseas - Service Class R	-21.27%	13.94%	76.49%
VIP Overseas - Service Class 2 R	-21.20%	13.88%	76.39%

* From January 3, 1995 (commencement of operations).

1 Initial Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Initial Class R returns are those of Initial Class.

Service Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through November 3, 1997 are those of Service Class. Service Class R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class R's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

Service Class 2 R of each of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

The following tables show the change in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended December 31, 2001 or life of a fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below. The tables also show the income and capital elements of a class's cumulative return. The tables compare a class's return to the record of the S&P 500, the Dow Jones Industrial AverageSM  (DJIASM ), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how a class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike a class's returns, do not include the effect of brokerage commissions or other costs of investing.

A hypothetical $10,000 investment in Service Class 2 R of VIP Contrafund on January 3, 1995 (commencement of operations) would have been valued on December 31, 2001 at $27,646.

VIP CONTRAFUND - SERVICE CLASS 2 R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2001	$ 20,000	$ 813	$ 6,833	$ 27,646	$ 28,127	$ 29,694	$ 11,804
2000	$ 23,640	$ 731	$ 7,213	$ 31,584	$ 31,921	$ 31,386	$ 11,623
1999	$ 29,100	$ 766	$ 4,034	$ 33,900	$ 35,119	$ 32,938	$ 11,242
1998	$ 24,420	$ 506	$ 2,380	$ 27,306	$ 29,013	$ 25,909	$ 10,949
1997	$ 19,930	$ 261	$ 824	$ 21,015	$ 22,565	$ 21,943	$ 10,775
1996	$ 16,560	$ 73	$ 304	$ 16,937	$ 16,920	$ 17,575	$ 10,595
1995*	$ 13,790	$ 61	$ 121	$ 13,972	$ 13,760	$ 13,655	$ 10,254

* From January 3, 1995 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 R of VIP Contrafund on January 3, 1995, the net amount invested in Service Class 2 R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,546. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $720 for dividends and $6,760 for capital gain distributions. The figures in the table do not include the effect of Service Class 2 R's 1.00% short-term trading fee applicable to shares held less than 60 days. Service Class 2 R of VIP Contrafund is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

A hypothetical $10,000 investment in Service Class 2 R of VIP Equity-Income on January 1, 1992 would have been valued on December 31, 2001 at $35,549.

VIP EQUITY-INCOME - SERVICE CLASS 2 R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 19,063	$ 4,712	$ 11,774	$ 35,549	$ 33,762	$ 39,178	$ 12,814
2000	$ 21,443	$ 4,661	$ 11,405	$ 37,509	$ 38,315	$ 41,411	$ 12,618
1999	$ 21,654	$ 4,050	$ 8,984	$ 34,688	$ 42,153	$ 43,458	$ 12,204
1998	$ 21,426	$ 3,485	$ 7,735	$ 32,646	$ 34,825	$ 34,184	$ 11,885
1997	$ 20,481	$ 2,906	$ 5,881	$ 29,268	$ 27,085	$ 28,951	$ 11,697
1996	$ 17,747	$ 2,103	$ 3,006	$ 22,856	$ 20,309	$ 23,188	$ 11,501
1995	$ 16,262	$ 1,894	$ 1,843	$ 19,999	$ 16,517	$ 18,016	$ 11,131
1994	$ 12,954	$ 1,146	$ 704	$ 14,804	$ 12,005	$ 13,177	$ 10,856
1993	$ 13,030	$ 797	$ 0	$ 13,827	$ 11,849	$ 12,553	$ 10,573
1992	$ 11,308	$ 381	$ 0	$ 11,689	$ 10,764	$ 10,730	$ 10,290

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 R of VIP Equity-Income on January 1, 1992, the net amount invested in Service Class 2 R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,730. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $2,970 for dividends and $7,654 for capital gain distributions. The figures in the table do not include the effect of Service Class 2 R's 1.00% short-term trading fee applicable to shares held less than 60 days. Service Class 2 R of VIP Equity-Income is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

A hypothetical $10,000 investment in Service Class 2 R of VIP Growth on January 1, 1992 would have been valued on December 31, 2001 at $34,898.

VIP GROWTH - SERVICE CLASS 2 R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 18,012	$ 793	$ 16,093	$ 34,898	$ 33,762	$ 39,178	$ 12,814
2000	$ 23,463	$ 1,002	$ 18,024	$ 42,489	$ 38,315	$ 41,411	$ 12,618
1999	$ 29,606	$ 1,216	$ 17,030	$ 47,852	$ 42,153	$ 43,458	$ 12,204
1998	$ 24,214	$ 928	$ 9,714	$ 34,856	$ 34,825	$ 34,184	$ 11,885
1997	$ 20,038	$ 626	$ 4,344	$ 25,008	$ 27,085	$ 28,951	$ 11,697
1996	$ 16,823	$ 391	$ 3,044	$ 20,258	$ 20,309	$ 23,188	$ 11,501
1995	$ 15,775	$ 316	$ 1,570	$ 17,661	$ 16,517	$ 18,016	$ 11,131
1994	$ 11,718	$ 163	$ 1,166	$ 13,047	$ 12,005	$ 13,177	$ 10,856
1993	$ 12,469	$ 102	$ 479	$ 13,050	$ 11,849	$ 12,553	$ 10,573
1992	$ 10,675	$ 27	$ 230	$ 10,932	$ 10,764	$ 10,730	$ 10,290

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 R of VIP Growth on January 1, 1992, the net amount invested in Service Class 2 R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $28,877. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $562 for dividends and $12,847 for capital gain distributions. The figures in the table do not include the effect of Service Class 2 R's 1.00% short-term trading fee applicable to shares held less than 60 days. Service Class 2 R of VIP Growth is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

A hypothetical $10,000 investment in Initial Class R of VIP Overseas on January 1, 1992 would have been valued on December 31, 2001 at $17,720.

VIP OVERSEAS - INITIAL CLASS R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,604	$ 1,672	$ 5,444	$ 17,720	$ 33,762	$ 39,178	$ 12,814
2000	$ 15,279	$ 2,123	$ 5,086	$ 22,488	$ 38,315	$ 41,411	$ 12,618
1999	$ 20,963	$ 2,494	$ 4,330	$ 27,787	$ 42,153	$ 43,458	$ 12,204
1998	$ 15,325	$ 1,508	$ 2,659	$ 19,492	$ 34,825	$ 34,184	$ 11,885
1997	$ 14,668	$ 1,095	$ 1,516	$ 17,279	$ 27,085	$ 28,951	$ 11,697
1996	$ 14,393	$ 780	$ 316	$ 15,489	$ 20,309	$ 23,188	$ 11,501
1995	$ 13,033	$ 545	$ 111	$ 13,689	$ 16,517	$ 18,016	$ 11,131
1994	$ 11,971	$ 451	$ 52	$ 12,474	$ 12,005	$ 13,177	$ 10,856
1993	$ 11,826	$ 386	$ 51	$ 12,263	$ 11,849	$ 12,553	$ 10,573
1992	$ 8,808	$ 120	$ 0	$ 8,928	$ 10,764	$ 10,730	$ 10,290

Explanatory Notes: With an initial investment of $10,000 in Initial Class R of VIP Overseas on January 1, 1992, the net amount invested in Initial Class R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,761. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $1,799 for dividends and $5,932 for capital gain distributions. The figures in the table do not include the effect of Initial Class R's 1.00% short-term trading fee applicable to shares held less than 60 days. Initial Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Initial Class R returns are those of Initial Class.

A hypothetical $10,000 investment in Service Class R of VIP Overseas on January 1, 1992 would have been valued on December 31, 2001 at $17,649.

VIP OVERSEAS - SERVICE CLASS R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,565	$ 1,653	$ 5,431	$ 17,649	$ 33,762	$ 39,178	$ 12,814
2000	$ 15,233	$ 2,110	$ 5,074	$ 22,417	$ 38,315	$ 41,411	$ 12,618
1999	$ 20,924	$ 2,490	$ 4,323	$ 27,737	$ 42,153	$ 43,458	$ 12,204
1998	$ 15,309	$ 1,508	$ 2,656	$ 19,473	$ 34,825	$ 34,184	$ 11,885
1997	$ 14,668	$ 1,095	$ 1,516	$ 17,279	$ 27,085	$ 28,951	$ 11,697
1996	$ 14,393	$ 780	$ 316	$ 15,489	$ 20,309	$ 23,188	$ 11,501
1995	$ 13,033	$ 545	$ 111	$ 13,689	$ 16,517	$ 18,016	$ 11,131
1994	$ 11,971	$ 451	$ 52	$ 12,474	$ 12,005	$ 13,177	$ 10,856
1993	$ 11,826	$ 386	$ 51	$ 12,263	$ 11,849	$ 12,553	$ 10,573
1992	$ 8,808	$ 120	$ 0	$ 8,928	$ 10,764	$ 10,730	$ 10,290

Explanatory Notes: With an initial investment of $10,000 in Service Class R of VIP Overseas on January 1, 1992, the net amount invested in Service Class R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,739. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $1,784 for dividends and $5,932 for capital gain distributions. The figures in the table do not include the effect of Service Class R's 1.00% short-term trading fee applicable to shares held less than 60 days. Service Class R of VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through November 3, 1997 are those of Service Class. Service Class R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class R's 12b-1 fee had been reflected, returns prior to November 3, 1997 would have been lower.

A hypothetical $10,000 investment in Service Class 2 R of VIP Overseas on January 1, 1992 would have been valued on December 31, 2001 at $17,639.

VIP OVERSEAS - SERVICE CLASS 2 R					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,550	$ 1,660	$ 5,429	$ 17,639	$ 33,762	$ 39,178	$ 12,814
2000	$ 15,210	$ 2,108	$ 5,067	$ 22,385	$ 38,315	$ 41,411	$ 12,618
1999	$ 20,924	$ 2,490	$ 4,323	$ 27,737	$ 42,153	$ 43,458	$ 12,204
1998	$ 15,309	$ 1,508	$ 2,656	$ 19,473	$ 34,825	$ 34,184	$ 11,885
1997	$ 14,668	$ 1,095	$ 1,516	$ 17,279	$ 27,085	$ 28,951	$ 11,697
1996	$ 14,393	$ 780	$ 316	$ 15,489	$ 20,309	$ 23,188	$ 11,501
1995	$ 13,033	$ 545	$ 111	$ 13,689	$ 16,517	$ 18,016	$ 11,131
1994	$ 11,971	$ 451	$ 52	$ 12,474	$ 12,005	$ 13,177	$ 10,856
1993	$ 11,826	$ 386	$ 51	$ 12,263	$ 11,849	$ 12,553	$ 10,573
1992	$ 8,808	$ 120	$ 0	$ 8,928	$ 10,764	$ 10,730	$ 10,290

Explanatory Notes: With an initial investment of $10,000 in Service Class 2 R of VIP Overseas on January 1, 1992, the net amount invested in Service Class 2 R shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,750. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $1,792 for dividends and $5,932 for capital gain distributions. The figures in the table do not include the effect of Service Class 2 R's 1.00% short-term trading fee applicable to shares held less than 60 days. Service Class 2 R of VIP Overseas is expected to commence operations on or about April 24, 2002. Returns from December 31, 2001 through January 12, 2000 are those of Service Class 2. Service Class 2 R returns prior to January 12, 2000 through November 3, 1997 are those of Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 R returns prior to November 3, 1997 are those of Initial Class, which has no 12b-1 fee. If Service Class 2 R's 12b-1 fee had been reflected, returns prior to January 12, 2000 would have been lower.

INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND
NATIONAL STOCK MARKET RETURN

The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International (MSCI) indexes database, the total market capitalization of Latin American countries according to the MSCI database, and the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indexes for the twelve months ended December 31, 2001. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.

Market Capitalization. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to MSCI, the size of the markets as measured in U.S. dollars changed from $21.0 billion in 2000 to $16.0 billion in 2001.

The following table measures the total market capitalization of certain countries according to the MSCI indexes database. The value of each market is measured in billions of U.S. dollars as of December 31, 2001.

Total Market Capitalization
Australia	$ 246.9	Japan	$ 1,368.8
Austria	$ 12.1	Malaysia	$ 46.6
Belgium	$ 78.0	Netherlands	$ 360.1
Canada	$ 355.9	Norway	$ 33.6
Denmark	$ 58.1	Singapore	$ 60.7
France	$ 702.4	Spain	$ 223.0
Germany	$ 528.7	Sweden	$ 159.9
Hong Kong	$ 173.3	Switzerland	$ 498.3
Italy	$ 280.7	United Kingdom	$ 1,720.0
		United States	$ 8,943.0

The following table measures the total market capitalization of Latin American countries according to the MSCI database. The value of each market is measured in billions of U.S. dollars as of December 31, 2001.

Total Market Capitalization - Latin America
Argentina	$ 7.9
Brazil	$ 66.6
Chile	$ 18.6
Colombia	$ 8.0
Mexico	$ 73.0
Venezuela	$ 2.0
Peru	$ 2.6
Total Latin America	$ 178.7

National Stock Market Performance. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the MSCI stock market indexes for the twelve months ended December 31, 2001. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.

Stock Market Performance Measured in U.S. Dollars
Australia	4.77%	Japan	-20.91%
Austria	3.81%	Malaysia	-0.04%
Belgium	-5.41%	Netherlands	-17.80%
Canada	-3.56%	Norway	-6.20%
Denmark	-17.36%	Singapore	-16.11%
France	-14.78%	Spain	-15.44%
Germany	-19.14%	Sweden	-24.03%
Hong Kong	-14.13%	Switzerland	-15.17%
Italy	-24.12%	United Kingdom	-5.82%
		United States	-5.43%
Stock Market Performance Measured in Local Currency
Australia	12.39%	Japan	-10.86%
Austria	8.42%	Malaysia	-0.04%
Belgium	-1.21%	Netherlands	-14.15%
Canada	2.53%	Norway	-4.81%
Denmark	-14.01%	Singapore	-11.45%
France	-10.99%	Spain	-11.68%
Germany	15.55%	Sweden	-16.39%
Hong Kong	-14.14%	Switzerland	-14.33%
Italy	-20.76%	United Kingdom	-5.45%
		United States	-5.43%

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 2001.

Stock Market Performance
	Five Years Ended 2001	Ten Years Ended 2001
Germany	14.87%	13.53%
Hong Kong	13.76%	21.29%
Japan	2.37%	4.95%
Spain	22.43%	15.00%
United Kingdom	19.84%	15.73%
United States	27.93%	25.68%

Performance Comparisons. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

VIP Contrafund may compare its performance to that of the Standard & Poor's 500 Index (S&P 500), a market capitalization-weighted index of common stocks.

VIP Equity-Income may compare its performance to that of the Russell 3000® Value Index, a market capitalization-weighted index of value-oriented stocks of U.S. domiciled companies. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

VIP Growth may compare its performance to that of the Russell 3000 Growth Index, a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled companies. Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

VIP Overseas may compare its performance to that of the Morgan Stanley Capital InternationalSM  Europe, Australasia and Far East (MSCI® EAFE®) Index, a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 21 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998. Stocks are selected for this index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.

A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

A class may present its fund number, Quotron® number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

Volatility. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31, 2001, FMR advised over $46 billion in municipal fund assets, $196 billion in taxable fixed-income fund assets, $198 billion in money market fund assets, $503 billion in equity fund assets, and $19 billion in international fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

BUYING AND SELLING INFORMATION

Under certain circumstances (for example, at the request of a shareholder), a fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund would fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund would not be treated as an annuity or as life insurance for tax purposes and would no longer be eligible for tax deferral.

Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns.

As of December 31, 2001, VIP Contrafund had an aggregate capital loss carryforward of approximately $675,098,000. This loss carryforward, all of which will expire on December 31, 2009, is available to offset future capital gains.

As of December 31, 2001, VIP Growth had an aggregate capital loss carryforward of approximately $2,090,079,000. This loss carryforward, all of which will expire on December 31, 2009, is available to offset future capital gains.

As of December 31, 2001, VIP Overseas had an aggregate capital loss carryforward of approximately $367,608,000. This loss carryforward, all of which will expire on December 31, 2009, is available to offset future capital gains.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 185 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981 or 1988

Trustee of Variable Insurance Products Fund (1981) and Variable Insurance Products Fund II (1988). President of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1988

Trustee of Variable Insurance Products Fund (1987) and Variable Insurance Products Fund II (1988). Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard A. Spillane, Jr. (51)

Year of Election or Appointment: 1997

Vice President of VIP Contrafund and VIP Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff managed a variety of Fidelity funds.
Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Stephen R. Petersen (46)
Year of Election or Appointment: 1997 Vice President of VIP Equity-Income and other funds advised by FMR. Prior to his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.
Jennifer Uhrig (40)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1987, or 1995

Assistant Treasurer of VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund, VIP Equity-Income, VIP Growth, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Committee on Operations is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly and serves as a forum for consideration of issues of importance to the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and continuations of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the level of service provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. During the fiscal year ended December 31, 2001, the committee held 11 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid. The committee provides oversight regarding the investment policies and Fidelity funds' investment in non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Board of Trustees has established three fund oversight committees: the Equity Committee (composed of Messrs. McCoy (Chairman), Cox, Lautenbach, and Lynch), the Fixed-Income/International Committee (composed of Messrs. Gates (Chairman) and Kirk and Ms. Knowles), and the Select Committee (composed of Ms. Davis (Chairman) and Messrs. Cook and Stavropoulos). Each committee's members confer periodically and normally meet monthly. Each committee oversees investment advisory services provided by FMR to the relevant funds and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors compliance by each relevant Fidelity fund with its investment policies, appropriate benchmarks, competitive universes, and investment performance. The Fixed-Income/International Committee also receives reports required under Rule 2a-7 of the 1940 Act. During the fiscal year ended December 31, 2001, each fund oversight committee held 11 meetings.

The Committee on Service Fees is composed of Messrs. McCoy (Chairman), Cook, Kirk, and Lautenbach. The committee members confer periodically and meet at least annually. The committee considers the structure of the Fidelity funds' transfer agency fees, direct fees to investors, and the specific services rendered by FMR and its affiliates in consideration of these fees. The committee also considers fee structures for other non-investment management services rendered to the Fidelity funds by FMR and its affiliates. During the fiscal year ended December 31, 2001, the committee held two meetings.

The Brokerage Committee is composed of Messrs. Cox (Chairman), Cook, McCoy, and Stavropoulos and Ms. Davis. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services, providing sales support, or paying fund expenses. The committee also monitors brokerage and other relationships between the Fidelity funds and firms affiliated with FMR which participate in the execution of securities transactions. During the fiscal year ended December 31, 2001, the committee held six meetings.

The Committee on Distribution Channels is composed of Messrs. Cox (Chairman), Gates, and Stavropoulos and Mses. Davis and Knowles. The committee members confer periodically and hold meetings at least annually. The committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures, load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Audit Committee is composed of Messrs. Kirk (Chairman), Gates, and Lautenbach and Ms. Knowles. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee oversees and monitors each Fidelity fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the full Board of Trustees the appointment of auditors for the Fidelity funds. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence. The committee plays an oversight role in respect of each Fidelity fund's investment compliance procedures and the code of ethics. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Nominating and Administration Committee is composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for non-interested Trustees, for Members of the Advisory Board, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and its committees and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It monitors the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be appropriate under applicable regulations or otherwise. The committee monitors compliance with, and acts as the administrator of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The Nominating and Administration Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Fidelity funds. During the fiscal year ended December 31, 2001, the committee held one meeting.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all Fidelity funds in the aggregate overseen by the Trustee for the calendar year ended December 31, 2001.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Peter S. Lynch
VIP Contrafund	none	none	none
VIP Equity-Income	none	none	none
VIP Growth	none	none	none
VIP Overseas	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
VIP Contrafund	none	none	none	none	none
VIP Equity-Income	none	none	none	none	none
VIP Growth	none	none	none	none	none
VIP Overseas	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
VIP Contrafund	none	none	none	none	none
VIP Equity-Income	none	none	none	none	none
VIP Growth	none	none	none	none	none
VIP Overseas	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended December 31, 2001.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
VIP Contrafund	$ 0	$ 0	$ 2,682	$ 2,682	$ 2,620	$ 2,713	$ 2,681
VIP Equity-IncomeB	$ 0	$ 0	$ 3,193	$ 3,193	$ 3,117	$ 3,230	$ 3,193
VIP GrowthC	$ 0	$ 0	$ 4,560	$ 4,560	$ 4,462	$ 4,607	$ 4,555
VIP OverseasD	$ 0	$ 0	$ 668	$ 668	$ 655	$ 675	$ 668
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 256,500	$ 256,500	$ 250,500	$ 259,500	$ 256,500
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	William S. Stavropoulos**
VIP Contrafund	$ 2,682	$ 2,682	$ 0	$ 3,310	$ 2,697	$ 2,668
VIP Equity-IncomeB	$ 3,193	$ 3,192	$ 0	$ 3,940	$ 3,211	$ 3,172
VIP GrowthC	$ 4,560	$ 4,558	$ 0	$ 5,627	$ 4,582	$ 4,543
VIP OverseasD	$ 668	$ 668	$ 0	$ 825	$ 672	$ 666
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 256,500	$ 0	$ 316,500	$ 297,000	$ 255,000

* Interested persons are compensated by FMR.

** During the period from November 1, 2000 through March 28, 2001, Mr. Stavropoulos served as a Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II. Effective March 29, 2001, Mr. Stavropoulos serves as a Member of the Board of Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund II.

A Information is for the calendar year ended December 31, 2001 for 264 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2001, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $26,734. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $30,723; Ralph F. Cox, $30,723; Ned C. Lautenbach, $38,103; and William O. McCoy, $38,103.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $2,057; Ralph F. Cox, $2,057; Phyllis Burke Davis, $2,057; Robert M. Gates, $2,057; Donald J. Kirk, $2,057; Marie L. Knowles, $2,057; Ned C. Lautenbach, $2,057; Marvin L. Mann, $2,613; William O. McCoy, $2,057; and William S. Stavropoulos, $2,093. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $706; Ralph F. Cox, $706; Ned C. Lautenbach, $706; and William O. McCoy, $706.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $2,935; Ralph F. Cox, $2,935; Phyllis Burke Davis, $2,935; Robert M. Gates, $2,935; Donald J. Kirk, $2,935; Marie L. Knowles, $2,935; Ned C. Lautenbach, $2,935; Marvin L. Mann, $3,728; William O. McCoy, $2,935; and William S. Stavropoulos, $2,848. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $1,011; Ralph F. Cox, $1,011; Ned C. Lautenbach, $1,011; and William O. McCoy, $1,011.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $430; Ralph F. Cox, $430; Phyllis Burke Davis, $430; Robert M. Gates, $430; Donald J. Kirk, $430; Marie L. Knowles, $430; Ned C. Lautenbach, $430; Marvin L. Mann, $546; William O. McCoy, $430; and William S. Stavropoulos, $415. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $148; Ralph F. Cox, $148; Ned C. Lautenbach, $148; and William O. McCoy, $148.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of the public offering of Initial Class R and Service Class R shares of VIP Overseas and Service Class 2 R shares of each fund, 100% of each class's total outstanding shares was held by FMR. FMR Corp. is the ultimate parent company of FMR. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page <Click Here>, Mr. Edward C. Johnson 3d, Trustee and President of the funds, and Ms. Abigail P. Johnson, Trustee and Senior Vice President of the funds, may be deemed to be a beneficial owner of these shares.

As of February 28, 2002, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of February 28, 2002, the following owned of record or beneficially 5% or more of Initial Class's, Service Class's, and Service Class 2's outstanding shares:

VIP Contrafund: Initial Class: Nationwide Insurance Enterprises, Columbus, OH (14.56%); ING America Life Group, Hartford, CT (13.03%); New York Life Group, New York, NY (6.71%); GE Financial Assurance Holdings, Inc., Richmond, VA (5.95%).

VIP Contrafund: Service Class: Nationwide Insurance Enterprises, Columbus, OH (52.43%); Lincoln, Fort Wayne, IN (17.67%); John Hancock Financial Services Group, San Francisco, CA (6.83%); The Mony Group, Syracuse, NY (5.81%).

VIP Contrafund: Service Class 2: Aegon USA Securities Inc., Cedar Rapids, IA (13.89%); Minnesota Mutual Companies, Inc., Saint Paul, MN (13.38%); GE Financial Assurance Holdings, Inc., Richmond, VA (11.29%); Citigroup, Inc., Hartford, CT (10.60%); Aegon USA Securities Inc., Los Angeles, CA (9.81%); Aegon USA Securities Inc., Saint Petersburg, FL (8.65%).

VIP Equity-Income: Initial Class: Nationwide Insurance Enterprises, Columbus, OH (19.65%); Allmerica Financial Corp., Worcester, MA (10.31%); ING America Life Group, Hartford, CT (9.80%); GE Financial Assurance Holdings, Inc., Richmond, VA (6.48%); Citigroup, Inc., Hartford, CT (5.33%).

VIP Equity-Income: Service Class: Nationwide Insurance Enterprises, Columbus, OH (89.31%).

VIP Equity-Income: Service Class 2: Aegon USA Securities Inc., Cedar Rapids, IA (15.66%); GE Financial Assurance Holdings, Inc., Richmond, VA (15.31%); Minnesota Mutual Companies, Inc., Saint Paul, MN (13.83%); Aegon USA Securities Inc., Saint Petersburg, FL (13.05%); Keyport Life Insurance, Boston, MA (8.30%); Lincoln, Fort Wayne, IN (5.09%).

VIP Growth: Initial Class: Nationwide Insurance Enterprises, Columbus, OH (19.39%); ING America Life Group, Hartford, CT (11.37%); Allmerica Financial Corp., Worcester, MA (8.33%); Citigroup, Inc., Hartford, CT (7.69%).

VIP Growth: Service Class: Nationwide Insurance Enterprises, Columbus, OH (62.38%); Lincoln, Fort Wayne, IN (9.98%); John Hancock Financial Services Group, San Francisco, CA (6.48%); Massachusetts Mutual Group, Springfield, MA (5.61%).

VIP Growth: Service Class 2: Sun Life Financial, Boston, MA (16.95%); GE Financial Assurance Holdings, Inc., Richmond, VA (15.34%); Ohio National Life Insurance Company, Cincinnati, OH (10.53%); Horace Mann Life Insurance, Springfield, IL (7.52%); Lincoln, Fort Wayne, IN (6.35%); Aegon USA Securities Inc., Cedar Rapids, IA (6.34%); American General Corp., Houston, TX (5.34%).

VIP Overseas: Initial Class: Nationwide Insurance Enterprises, Columbus, OH (23.39%); Allmerica Financial Corp., Worcester, MA (9.21%); New England Life Insurance, Boston, MA (7.26%).

VIP Overseas: Service Class: Nationwide Insurance Enterprises, Columbus, OH (58.07%); IDS Life Insurance Company, Minneapolis, MN (23.01%); John Hancock Financial Services Group, San Francisco, CA (10.12%).

VIP Overseas: Service Class 2: Sun Life Financial, Boston, MA (46.54%); IDS Life Insurance Company, Minneapolis, MN (12.53%); Lincoln, Fort Wayne, IN (12.01%); Horace Mann Life Insurance, Springfield, IL (6.34%).

As of February 28, 2002, approximately 25.05% of VIP Equity-Income's total outstanding shares was held by Nationwide Insurance Enterprises, Columbus, OH; and approximately 27.43% of VIP Overseas' total outstanding shares was held by Nationwide Insurance Enterprises, Columbus, OH.

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $784 billion of group net assets - the approximate level for December 2001 - was 0.2790%, which is the weighted average of the respective fee rates for each level of group net assets up to $784 billion.

VIP Contrafund's, VIP Equity-Income's, VIP Growth's, and VIP Overseas' individual fund fee rates are 0.30%, 0.20%, 0.30%, and 0.45%, respectively. Based on the average group net assets of the funds advised by FMR for December 2001, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Contrafund	0.2790%	+	0.30%	=	0.5790%
VIP Equity-Income	0.2790%	+	0.20%	=	0.4790%
VIP Growth	0.2790%	+	0.30%	=	0.5790%
VIP Overseas	0.2790%	+	0.45%	=	0.7290%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended December 31	Management Fees Paid to FMR
VIP Contrafund	2001	$ 49,785,927
	2000	$ 57,891,721
	1999	$ 45,655,867
VIP Equity-Income	2001	$ 49,568,227
	2000	$ 48,818,761
	1999	$ 56,916,465
VIP Growth	2001	$ 83,938,016
	2000	$ 111,035,651
	1999	$ 81,026,539
VIP Overseas	2001	$ 15,400,613
	2000	$ 20,988,116
	1999	$ 16,245,906

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreement for each fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMRC by FMR on behalf of each fund for the past fiscal year are shown in the table below.

Fund	Fiscal Year Ended December 31	Fees Paid to FMRC
VIP Contrafund	2001	$ 24,891,805
VIP Equity-Income	2001	$ 24,783,563
VIP Growth	2001	$ 41,965,244
VIP Overseas	2001	$ 7,696,730

Sub-Advisers - FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ. On behalf of VIP Contrafund and VIP Overseas, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of VIP Overseas, FMR has entered into a sub-advisory agreement with FIIA. On behalf of VIP Overseas, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. On behalf of VIP Contrafund and VIP Overseas, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.30%
$500 million	-	$1 billion	0.25%
over		$1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

For investment advice and research services, no fees were paid to FIIA and FIIA(U.K.)L on behalf of VIP Overseas for the past three fiscal years.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended December 31	FMR U.K.	FMR Far East	Fees Paid by FIIA to FIJ	Fees Paid by FMR Far East to FIJ
VIP Contrafund
2001	$ 899,715	$ 499,651	--	$ 263,996
2000	$ 678,610	$ 541,938	--	$ 281,043
1999	$ 655,927	$ 393,836	--	--
VIP Overseas
2001	$ 1,387,070	$ 1,731,820	$ 0	$ 880,284
2000	$ 1,484,071	$ 1,604,546	--	$ 850,043
1999	$ 2,162,632	$ 1,325,946	--	--

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of VIP Contrafund for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FIIA, and FIIA(U.K.)L on behalf of VIP Overseas for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR Far East and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended December 31	FMR Far East	Fees Paid by FIIA to FIJ	Fees Paid by FMR Far East to FIJ
VIP Contrafund
2001	$ 1,149	--	$ 1,768
2000	$ 0	--	$ 0
1999	$ 0	--	--
VIP Overseas
2001	$ 3,152	$ 0	$ 5,144
2000	$ 0	--	$ 0
1999	$ 0	--	--

BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of their meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Non-Interested Trustees. In connection with their meetings, the Trustees received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) the Investment Advisers' management of the relationships with each fund's custodians and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the impact of performance adjustments to management fees, (d) the choice of performance indices and benchmarks, (e) the composition of peer groups of funds, (f) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with their approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, have also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, have concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data, both accounting for and excluding marketing expenses.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, have concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" dollar commissions to pay for research and other similar services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair, reasonable, and that the existing Investment Advisory Contracts should be continued.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Initial Class R and Service Class R of VIP Overseas and Service Class 2 R of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Initial Class R, Service Class R, Service Class 2 R, and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Pursuant to the Service Class R Plan for VIP Overseas, FDC is paid a 12b-1 (service) fee at an annual rate of up to 0.25% of Service Class R's average net assets determined at the close of business on each day throughout the month. Currently, the Trustees have approved a 12b-1 (service) fee for Service Class R of VIP Overseas at an annual rate of 0.10% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of variable product owners to do so.

Currently, FDC may reallow up to the full amount of 12b-1 (service) fees paid by Service Class R to intermediaries (such as insurance companies, broker-dealers, and other service-providers), including its affiliates, for providing support services that benefit variable product owners.

Pursuant to the Service Class 2 R Plan for each fund, FDC is paid a 12b-1 (service) fee at an annual rate of 0.25% of Service Class 2 R's average net assets determined at the close of business on each day throughout the month.

Currently, FDC may reallow up to the full amount of 12b-1 (service) fees paid by Service Class 2 R to intermediaries (such as insurance companies, broker-dealers, and other service-providers), including its affiliates, for providing support services that benefit variable product owners.

Under the Initial Class R Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Initial Class R Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class R shares and/or support services that benefit variable product owners. In addition, the Initial Class R Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as insurance companies, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class R shares.

Under each Service Class R and Service Class 2 R Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class R and Service Class 2 R Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class R and Service Class 2 R shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class R and Service Class 2 R shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners. In particular, the Trustees noted that the Initial Class R Plan does not authorize payments by Initial Class R of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class R and Service Class 2 R Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Co., Inc. (FIIOC), an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of each fund.

For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in a fund.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for domestic equity funds are 0.0365% of the first $500 million of average net assets, 0.0155% of average net assets between $500 million and $3 billion, 0.0040% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for international funds are 0.0600% of the first $500 million of average net assets, 0.0440% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund	2001	2000	1999
VIP Contrafund	$ 815,360	$ 874,465	$ 955,854
VIP Equity-Income	$ 886,784	$ 883,812	$ 1,000,681
VIP Growth	$ 1,062,054	$ 1,263,724	$ 1,024,502
VIP Overseas	$ 1,019,655	$ 1,356,555	$ 1,017,529

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the table below.

Fund	2001	2000	1999
VIP Contrafund	$ 22,553	$ 24,273	$ 2,108
VIP Equity-Income	$ 2,799	$ 1,960	$ 621
VIP Growth	$ 25,519	$ 27,296	$ 3,005
VIP Overseas	$ 19,984	$ 8,066	$ 240

DESCRIPTION OF THE TRUSTS

Trust Organization. Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. Contrafund® Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. Currently, there are six funds in Variable Insurance Products Fund: Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, Money Market Portfolio, Overseas Portfolio, and Value Portfolio. Currently, there are five funds in Variable Insurance Products Fund II: Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Index 500 Portfolio, and Investment Grade Bond Portfolio. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of a trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of VIP Contrafund. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of VIP Equity-Income and VIP Overseas. Mellon Bank, N.A., One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania, is custodian of the assets of VIP Growth. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of VIP Contrafund and VIP Growth in connection with repurchase agreement transactions. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of VIP Contrafund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditors. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for VIP Equity-Income, VIP Growth, and VIP Overseas. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for VIP Contrafund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2001, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference. Financial statements and financial highlights for each of Initial Class R, Service Class R, and Service Class 2 R of VIP Overseas and Service Class 2 R of VIP Contrafund, VIP Equity-Income, and VIP Growth will be included in each fund's annual report when the class has completed its first annual period.

APPENDIX

Fidelity, Contrafund, Fidelity Investments & (Pyramid) Design, Fidelity Focus, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.